EXHIBIT 23.2






                     Consent of Independent Auditors

We consent to the use of our report dated March 10, 1997, with respect to the consolidated financial statements and schedule of CUC International Inc. incorporated by reference in the Registration Statement (Form S-8) and related Prospectus of Cendant Corporation (formerly "CUC International Inc.") for the registration of 13,790,284 shares of its common stock.



                                                /s/ ERNST & YOUNG LLP
                                                 ERNST & YOUNG LLP

Stamford, Connecticut
January 28, 1998